GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments

September 30, 2023 (Unaudited)

Shares	Description	Value

Underlying Funds – 90.3%
Equity – 32.5%
1,388,815	Goldman Sachs Large Cap Value Insights Fund - Class R6(a)	$ 29,651,202
1,922,761	Goldman Sachs International Equity Insights Fund - Class R6(a)	24,938,203
901,695	Goldman Sachs Large Cap Growth Insights Fund - Class R6(a)	23,642,452
1,034,113	Goldman Sachs Emerging Markets Equity Insights Fund - Class R6(a)	8,097,106
289,692	Goldman Sachs Small Cap Equity Insights Fund - Class R6(a)	6,781,684
147,938	Goldman Sachs International Small Cap Insights Fund - Class R6(a)	1,689,453
172,626	Goldman Sachs Global Real Estate Securities Fund - Class R6	1,463,868
126,044	Goldman Sachs Global Infrastructure Fund - Class R6(a)	1,405,393

		97,669,361

Exchange Traded Funds(a) – 57.8%
588,108	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	49,536,337
1,375,822	Goldman Sachs ActiveBeta International Equity ETF	41,315,935
523,832	Goldman Sachs MarketBeta U.S. Equity ETF	30,686,078
746,753	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	21,405,675
428,377	Goldman Sachs MarketBeta International Equity ETF	20,928,444
247,230	Goldman Sachs MarketBeta Emerging Markets Equity ETF	9,725,756

		173,598,225

TOTAL UNDERLYING FUNDS – 90.3% (Cost $244,444,186)		$271,267,586

Shares	Dividend Rate	Value

Investment Company(a) – 5.9%
Goldman Sachs Financial Square Government Fund - Institutional Shares
17,666,977	5.240%	$ 17,666,977
(Cost $17,666,977)

TOTAL INVESTMENTS – 96.2% (Cost $262,111,163)		$288,934,563

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.8%		11,476,151

NET ASSETS – 100.0%		$300,410,714

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	1,235,619	CHF	1,090,000	12/20/23	$33,748
	USD	331,105	DKK	2,290,000	12/20/23	4,922
	USD	4,017,880	EUR	3,730,000	12/20/23	58,845
	USD	1,837,669	GBP	1,470,000	12/20/23	43,055
	USD	335,305	HKD	2,620,000	12/20/23	161
	USD	52,698	ILS	200,000	12/20/23	44
	USD	2,307,615	JPY	335,000,000	12/20/23	35,053
	USD	155,060	SGD	210,000	12/20/23	865

TOTAL						$176,693

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	HKD	130,000	USD	16,645	12/20/23	$(16)
	USD	1,075,385	AUD	1,680,000	12/20/23	(7,871)
	USD	274,010	CHF	250,000	12/20/23	(1,648)
	USD	157,102	DKK	1,110,000	12/20/23	(1,005)
	USD	800,924	EUR	760,000	12/20/23	(5,742)
	USD	467,117	GBP	385,000	12/20/23	(2,901)
	USD	1,212,185	JPY	179,000,000	12/20/23	(2,109)
	USD	102,730	NOK	1,100,000	12/20/23	(342)
	USD	29,421	NZD	50,000	12/20/23	(548)
	USD	447,408	SEK	4,950,000	12/20/23	(7,575)
	USD	36,553	SGD	50,000	12/20/23	(160)

TOTAL						$(29,917)

FUTURES CONTRACTS — At September 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	189	12/15/23	$40,875,975	$(1,676,503)
S&P Toronto Stock Exchange 60 Index	16	12/14/23	2,771,331	(82,380)

TOTAL FUTURES CONTRACTS				$(1,758,883)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2023, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$4,600.000	10/04/2023	(5)	$(2,300,000)	$(13)	$(5,272)	$5,259
S&P 500 Index	4,560.000	10/11/2023	(4)	(1,824,000)	(40)	(9,183)	9,143
S&P 500 Index	4,540.000	10/18/2023	(5)	(2,270,000)	(437)	(12,361)	11,924
S&P 500 Index	4,390.000	10/25/2023	(5)	(2,195,000)	(14,225)	(11,389)	(2,836)
S&P 500 Index	4,400.000	10/31/2023	(4)	(1,760,000)	(13,020)	(14,362)	1,342
S&P 500 Index	4,405.000	10/31/2023	(4)	(1,762,000)	(13,626)	(13,626)	—
S&P 500 Index	4,410.000	10/31/2023	(4)	(1,764,000)	(12,892)	(12,892)	—
S&P 500 Index	4,415.000	10/31/2023	(4)	(1,766,000)	(12,177)	(12,177)	—
S&P 500 Index	4,420.000	10/31/2023	(4)	(1,768,000)	(11,518)	(11,518)	—
S&P 500 Index	4,570.000	10/31/2023	(1)	(457,000)	(267)	(5,421)	5,154
S&P 500 Index	4,600.000	10/31/2023	(1)	(460,000)	(155)	(2,971)	2,816
S&P 500 Index	4,635.000	10/31/2023	(1)	(463,500)	(85)	(4,209)	4,124
S&P 500 Index	4,645.000	10/31/2023	(1)	(464,500)	(75)	(2,099)	2,024
S&P 500 Index	4,660.000	10/31/2023	(1)	(466,000)	(57)	(4,039)	3,982
S&P 500 Index	4,455.000	11/30/2023	(1)	(445,500)	(4,280)	(3,638)	(642)
S&P 500 Index	4,615.000	11/30/2023	(1)	(461,500)	(945)	(3,882)	2,937
S&P 500 Index	4,650.000	11/30/2023	(1)	(465,000)	(645)	(3,969)	3,324

			(47)	$(21,092,000)	$(84,457)	$(133,008)	$48,551

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts (continued)
Puts
S&P 500 Index	$4,440.000	10/04/2023	(4)	$(1,776,000)	$(60,960)	$(20,198)	$(40,762)
S&P 500 Index	4,400.000	10/11/2023	(4)	(1,760,000)	(46,740)	(11,155)	(35,585)
S&P 500 Index	4,380.000	10/18/2023	(5)	(2,190,000)	(53,175)	(15,136)	(38,039)
S&P 500 Index	4,180.000	10/25/2023	(5)	(2,090,000)	(16,225)	(26,130)	9,905
S&P 500 Index	4,200.000	10/31/2023	(4)	(1,680,000)	(13,572)	(13,573)	1
S&P 500 Index	4,205.000	10/31/2023	(4)	(1,682,000)	(13,986)	(13,986)	—
S&P 500 Index	4,210.000	10/31/2023	(4)	(1,684,000)	(14,478)	(14,478)	—
S&P 500 Index	4,215.000	10/31/2023	(4)	(1,686,000)	(14,879)	(14,879)	—
S&P 500 Index	4,220.000	10/31/2023	(4)	(1,688,000)	(15,347)	(15,347)	—
S&P 500 Index	4,285.000	10/31/2023	(1)	(428,500)	(6,790)	(5,537)	(1,253)
S&P 500 Index	4,340.000	10/31/2023	(1)	(434,000)	(9,350)	(6,849)	(2,501)
S&P 500 Index	4,390.000	10/31/2023	(1)	(439,000)	(12,205)	(4,133)	(8,072)
S&P 500 Index	4,415.000	10/31/2023	(1)	(441,500)	(13,975)	(5,099)	(8,876)
S&P 500 Index	4,430.000	10/31/2023	(1)	(443,000)	(15,120)	(6,866)	(8,254)
S&P 500 Index	4,150.000	11/30/2023	(1)	(415,000)	(5,585)	(7,755)	2,170
S&P 500 Index	4,360.000	11/30/2023	(1)	(436,000)	(12,525)	(5,589)	(6,936)
S&P 500 Index	4,380.000	11/30/2023	(1)	(438,000)	(13,620)	(5,859)	(7,761)

			(46)	$(19,711,000)	$(338,532)	$(192,569)	$(145,963)

Total written option contracts			(93)	$(40,803,000)	$(422,989)	$(325,577)	$(97,412)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3 Month SOFR	$96.625	06/13/2025	25	$62,500	$28,125	$43,077	$(14,952)
3 Month SOFR	97.250	03/14/2025	72	180,000	41,850	131,717	(89,867)
3 Month SOFR	95.250	09/13/2024	15	37,500	15,937	60,736	(44,799)
3 Month SOFR	95.125	06/14/2024	16	40,000	10,800	57,002	(46,202)
3 Month SOFR	97.750	06/14/2024	97	242,500	8,487	144,545	(136,058)
3 Month SOFR	97.250	12/13/2024	79	197,500	33,081	127,273	(94,192)
3 Month SOFR	97.250	09/13/2024	47	117,500	11,750	63,153	(51,403)
3 Month SOFR	97.250	06/14/2024	32	80,000	4,200	31,185	(26,985)
3 Month SOFR	95.000	03/15/2024	30	75,000	10,500	89,051	(78,551)
3 Month SOFR	97.750	03/15/2024	110	275,000	5,500	149,570	(144,070)
3 Month SOFR	97.500	12/15/2023	73	182,500	913	96,677	(95,764)
3 Month SOFR	96.500	03/14/2025	25	62,500	24,219	42,333	(18,114)
3 Month SOFR	96.250	12/13/2024	24	60,000	19,650	37,784	(18,134)
3 Month SOFR	96.000	09/13/2024	23	57,500	14,375	32,679	(18,304)
3 Month SOFR	96.625	09/12/2025	24	60,000	30,600	44,642	(14,042)
3 Month SOFR	95.375	06/14/2024	6	15,000	3,300	22,050	(18,750)
3 Month SOFR	95.375	09/13/2024	6	15,000	5,813	24,469	(18,656)
3 Month SOFR	95.375	03/15/2024	6	15,000	1,538	19,104	(17,566)
3 Month SOFR	97.250	06/13/2025	66	165,000	49,500	81,708	(32,208)
3 Month SOFR	97.000	03/14/2025	51	127,500	35,381	67,693	(32,312)
3 Month SOFR	97.500	09/12/2025	76	190,000	55,100	85,676	(30,576)
3 Month SOFR	97.500	12/12/2025	70	175,000	56,000	84,162	(28,162)
3 Month SOFR	98.500	06/14/2024	128	320,000	6,400	19,160	(12,760)

TOTAL			1,101	$2,752,500	$473,019	$1,555,446	$(1,082,427)

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	— Australian Dollar
CHF	— Swiss Franc
DKK	— Denmark Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— U.S. Dollar

Investment Abbreviations:
ETF	— Exchange Traded Fund

Abbreviations:
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC
SOFR	— Secured Overnight Funding Rate

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The valuation policy of the Funds and Underlying Funds is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2023:

Investment Type	Level 1	Level 2	Level 3

Assets
Underlying Funds	$271,267,586	$—	$—
Investment Company	17,666,977	—	—

Total	$288,934,563	$—	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$176,693	$—
Purchased Option Contracts	473,019	—	—

Total	$473,019	$176,693	$—

Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(29,917)	$—
Futures Contracts(a)	(1,758,883)	—	—
Written Option Contracts	(422,989)	—	—

Total	$(2,181,872)	$(29,917)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligation, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause a Fund to underperform other portfolios. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Portfolio or an Underlying Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Portfolio or an Underlying Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Portfolio or an Underlying Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Funds’ investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolios are subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Fund has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

September 30, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging markets countries.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.